Exhibit 4.1

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares.    This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Urknall Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.:***A-1***Class of Shares:Class A OrdinaryNo. of Shares:-226,002,222-Consideration Paid: USD11.3001111 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Flueqel Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***B-1*** Class of Shares: Class B Ordinary No. of Shares:-356,624,444- Consideration Paid: USD17.8312222 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Ouroboros Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-2*** Class of Shares: Class A Ordinary No. of Shares:-359,971,112- Consideration Paid: USD17.9985556 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Space Exploration JP Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-3*** Class of Shares: Class A Ordinary No. of Shares:-22,222,222- Consideration Paid: USD1.1111111 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Universe Exploration JP Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-4*** Class of Shares: Class A Ordinary No. of Shares:-22,222,222- Consideration Paid: USD1.1111111 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Small Art Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-5*** Class of Shares: Class A Ordinary No. of Shares:-30,028,889- Consideration Paid: USD1.50144445 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Sun Qifeng Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-6*** Class of Shares: Class A Ordinary No. of Shares:-33,333,333- Consideration Paid: USD1.66666665 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Qifeng Sun Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-7*** Class of Shares: Class A Ordinary No. of Shares:-45,453,333- Consideration Paid: USD2.27266665 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: LXHMM Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-8*** Class of Shares: Class A Ordinary No. of Shares:-502,222- Consideration Paid: USD0.0251111 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: SMEH Technology Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-9*** Class of Shares: Class A Ordinary No. of Shares:-4,193,333- Consideration Paid: USD0.20966665 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: SMHH TECHNOLOGY LTD. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-10*** Class of Shares: Class A Ordinary No. of Shares:-22,222,222- Consideration Paid: USD1.1111111 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: SMSH TECHNOLOGY LTD. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-11*** Class of Shares: Class A Ordinary No. of Shares:-8,386,667- Consideration Paid: USD0.41933335 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: SMZH TECHNOLOGY LTD. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-12*** Class of Shares: Class A Ordinary No. of Shares:-76,308,889- Consideration Paid: USD3.81544445 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: HK Jiaji Science and Technology Limited香港嘉季科學技術有限公司 Suite 1113A, 11/F., Ocean Centre, Harbour City 5 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong Certificate No.: ***A-13*** Class of Shares: Class A Ordinary No. of Shares:-195,035,556- Consideration Paid: USD9.7517778 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: PUJIA LIMITED樸嘉有限公司 Suite 1113A, 11/F., Ocean Centre, Harbour City 5 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong Certificate No.: ***A-14*** Class of Shares: Class A Ordinary No. of Shares:-103,802,222- Consideration Paid: USD5.1901111 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Bei Zhi Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-15*** Class of Shares: Class A Ordinary No. of Shares:-55,226,667- Consideration Paid: USD2.76133335 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Root Grace Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-16*** Class of Shares: Class A Ordinary No. of Shares:-130,031,112- Consideration Paid: USD6.5015556 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Wisdom Limited Start Chambers, Wickham’s Cay II, P. O. Box 2221, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-17*** Class of Shares: Class A Ordinary No. of Shares:-4,444,444- Consideration Paid: USD0.2222222 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Rabbit E Ltd. Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-18*** Class of Shares: Class A Ordinary No. of Shares:-63,815,556- Consideration Paid: USD3.1907778 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Create Pennant Holdings Limited創旗控股有限公司 Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110 Certificate No.: ***A-19*** Class of Shares: Class A Ordinary No. of Shares:-38,906,667- Consideration Paid: USD1.94533335 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: RONGKONG INTERNATIONAL LIMITED Intershore Chambers, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-20*** Class of Shares: Class A Ordinary No. of Shares:-16,244,444- Consideration Paid: USD0.8122222 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Todamoon Ltd Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands Certificate No.: ***A-21*** Class of Shares: Class A Ordinary No. of Shares:-57,360,000- Consideration Paid: USD2.868 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer     NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Wlyl Ltd Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands Certificate No.: ***A-22*** Class of Shares: Class A Ordinary No. of Shares:-193,440,000- Consideration Paid: USD9.672 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Tothemoon Ltd Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands Certificate No.: ***A-23*** Class of Shares: Class A Ordinary No. of Shares:-51,111,111- Consideration Paid: USD2.55555555 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: Xesse Ventures Limited Intershore Chambers, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-24*** Class of Shares: Class A Ordinary No. of Shares:-88,888,889- Consideration Paid: USD4.44444445 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: FORTUNE JOY DEVELOPMENT LIMITED豐愉發展有限公司 UNIT 802, 8/F, CHINA INSURANCE GROUP BUILDING, 141 DES VOEUX ROAD, CENTRAL, HK Certificate No.: ***A-25*** Class of Shares: Class A Ordinary No. of Shares:-2,222,222- Consideration Paid: USD0.1111111 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate of Canaan Inc. (formerly known as Canaan Cayman Holdings Ltd.) (the “Company”) Incorporated in Cayman Islands Authorized Capital: US$50,000 divided into 1,000,000,000,000 shares of par value US$0.00000005 each, of which (i)    999,643,375,556 shares are designated as Class A Ordinary Shares, and (ii) 356,624,444 shares are designated as Class B Ordinary Shares. This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Articles of Association of the Company. Name & Address of the Shareholder: DRAGON SEASON INVESTMENT LIMITED P.O. Box 975, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands Certificate No.: ***A-26*** Class of Shares: Class A Ordinary No. of Shares:-14,222,222- Consideration Paid: USD0.7111111 Date of Issue: 8 October 2019 Given under the common seal of the Company on the date stated herein.                Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE